Exhibit 99.1

Slide 1 WESTFIELD FINANCIAL INC. NASDAQ: WFD FIG PARTNERS ANALYST MEETING FEBRUARY 21, 2013Slide 2FORWARD - LOOKING STATEMENTS Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to: ?general and local economic conditions; ?changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; ?changes in accounting principles, policies, or guidelines; ?changes in legislation or regulation; and ?other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events. 2Slide 3OVERVIEW .$1.3 billion asset bank holding company headquartered in Westfield, MA with 11 branches throughout Hampden County in Western Massachusetts; .Strong lending culture and historical focus on commercial business lending; -Key differentiator from other legacy mutual thrifts; -21% C&I loans and 19% owner occupied CRE as of December 31, 2012; -Total loan growth of 7.4% for 2012 and 8.8% for 2011; -Strong credit quality always essential - NPL / Loans of 0.51% as of December 31, 2012. .In cities where we have branches, ranked #3 in deposit market share (#5 in Hampden County) .EPS of $0.26 per share in 2012, up 18% from $0.22 in 2011; .Regulatory capital ratios extremely strong and capital rationalization a priority -Equity to assets of 14.50% at December 31, 2012, down from 29.03% at December 31, 2006; -Actively returned capital to shareholders with $0.44 per share in dividends and 4.3 million shares repurchased in 2012. .Strong and seasoned management team with long tenure at WFD -The Company's top five senior officers have a combined 111 years of experience in the banking industry and 77 years of tenure with WFD. 3Slide 4STRATEGY.Our markets are poised for significant recovery as the economy improves; .Large banks are not focused on small and mid-sized consumers and businesses; .Grow our business focusing on our strengths, and leveraging our capital: -Continue attracting top bankers and targeting high growth and demographically strong markets; -Combination of organic growth and strategic acquisitions; -Balance leveraging capital to create return versus returning excess capital to shareholders. .Focus on C&I and CRE portfolios by targeting businesses in western Massachusetts and northern Connecticut. .C&I relationships include transactional deposit account relationships. .Hired 2 new commercial lenders in 2012 with nearly 50 years experience. .Provide technology solutions in demand by our customers, including mobile banking; .Grow residential real estate lending to diversify risk and deepen customer relationships.Slide 5BRANCH FOOTPRINT 5Slide 6$ in millions Source: Bureau of Labor Statistics; Federal Housing Finance Agency 6CHARACTERISTICS OF OUR TARGET MARKETS (SPRINGFIELD & GREATER HARTFORD) Unemployment Rate September 2012 (60.0) (50.00) (40.0) (30.0) (20.0) (10.0) 0.0 10.0 20.0 Bismarck ND Pittsburgh PA Albany-Schenectady Philadelphia Hartford CT Springfield MA Boston MA Greater NYC-NJ-CT Worcester MA-CT Providence RI Washington DC Minneapolis-St Paul Chicago Los Angeles CA Detroit MI Yuma AZ Miami-Ft Lauderdale Las Vegas NV 5-year change in Housing Price Index (HPI) 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Yuma AZ Las Vegas NV Detroit MI Portsmouth RI Los Angeles CA Miami-Ft Lauderdale Orlando Hartford CT San Francisco Springfield MA Denver CO Albany-Schenectady Pittsburgh PA Boston MA Bismarck ND Slide 7 $ in thousands Source: SNL Financial 7 OUR CURRENT DEPOSIT MARKET CITIES & TOWNS WHERE WE HAVE BRANCHES Deposits Market Bank Name Branches 06/30/2012 Share 1 TD Bank National Association 13 1,045,617 18.26% 2 United Bank 11 796,686 13.91% 3 Westfield Bank 11 748,216 13.07% 4 PeoplesBank 10 713,799 12.46% 5 Bank of America, NA 13 693,999 12.12% 6 Berkshire Bank 7 439,963 7.68% 7 Hampden Bank 6 300,745 5.26% 8 First Niagara Bank NA 9 252,871 4.42% 9 Peoples United Bank 4 220,640 3.86% 10 RBS Citizens NA 11 149,688 2.61% 11 Sovereign Bank NA 3 90,301 1.58% 12 Nuvo Bank & Trust Co 1 90,119 1.57% 13 Webster Bank, NA 4 69,181 1.21% 14 Easthampton Savings Bank 2 66,326 1.16% 15 Chicopee Savings Bank 1 48,295 0.84% Slide 8 $ in thousands Source: SNL Financial 8 OUR CURRENT DEPOSIT MARKET HAMPDEN COUNTY, MASSACHUSETTS Out of market banks, 35% Local banks, 48% Credit unions, 17% By amount of deposits 2012 June 2012 One Year Five Years Ten Years Branches Deposits Growth $ Growth % Growth $ Growth % Growth $ Growth % Out-of state owned banks 78 3,543,741 143,632 4.20% (406,734) -10.29% 822,520 30.20% Credit Unions 35 1,768,158 104,400 6.30% 466,823 35.90% 667,088 60.60% Locally owned and run banks 80 4,953,150 320,692 6.90% 1,332,468 36.80% 1,753,042 53.90% TOTAL 193 9,696,325 405,655 4.4% 1,392,557 15.70% 3,224,650 45.80% Our market places value on locally owned banks as demonstrated by deposit growth, as compared to out of state owned banks Slide 99 TOTAL DEPOSITS $ in millions 400 450 500 550 600 650 700 750 800 2007 2008 2009 2010 2011 2012 603 588 648 700 733 753Slide 10 December 31, 2007 December 31, 2012 10 FOCUS ON CORE DEPOSITS TOTAL DEPOSITS GREW $150.2 MILLION (24.9%) NON-MATURITY DEPOSITS GREW $177.6 MILLION (71.2%) Non interest checking, 14% NOW, 7% Savings and MMDA, 20% Time, 59% Non interest checking, 15% NOW, 7% Savings and MMDA, 35% Time, 43% Slide 11$ in millions 11 TOTAL LOANS 300 350 400 450 500 550 600 2007 2008 2009 2010 2011 2012421 481 477 509 554 595 Slide 12 (1) As of 12/31/ 2012 or the most recent quarter for which regulatory filings are available; excludes NBN which has unique business plan Source: Company SEC filings and call reports COMMERCIAL BUSINESS LENDING WESTFIELD HAS AS LARGE A COMMERCIAL BUSINESS PORTFOLIO AS ANY PUBLICLY TRADED BANK IN NEW ENGLAND . . . C&I Loans as % of Total Loans All public banks and thrifts in New England between $500 million and $5 billion in total assets 12 Slide 13 PRICE TO TANGIBLE BOOK VALUE . . . BUT OUR VALUATION DOES NOT REFLECT OUR STRONG COMMERCIAL PLATFORM AND FOCUS 13 All public banks and thrifts in New England between $500 million and $5 billion in total assets (1) As of 12/31/ 2012 or the most recent quarter for which regulatory filings are available; excludes NBN which has unique business plan Source: Company SEC filings and call reports; stock prices as of 2/14/13 Slide 14 EXPERIENCED COMMERCIAL LENDING TEAM 14 Years Lending Years with Westfield Bank Prior xperience James Hagan President and CEO 28 18 Fleet Bank Allen Miles EVP and Senior Lender 24 14 Westbank, Bank of New England Dennis Keefe 33 1 Berkshire Bank, Fleet Bank Richard Hanchett 26 5 New Alliance Bank Bruce Eger 25 13 Fleet Bank Bernard Donnelly 24 3 Peoples United Bank Louis Gorman 23 12 United Bank, Fleet Bank Thomas Cebula 16 1 Fleet Bank Michael Harrington 14 5 New Alliance Bank Sharon Czarnecki 5 20 Credit analyst, Westfield Bank Brittany Kelleher 3 5 Credit Analyst, Westfield Bank Slide 15 15 DIVERSIFIED LOAN PORTFOLIO AS OF DECEMBER 31, 2012 $ in millions Owner Occupied $113.1 19% Non Owner Occupied $132.7 23% Consumer Loans $1.8 1% Home equity $34.3 5% Residential Real Estate $185.4 31% Commercial & Industrial $126.1 21% Slide 16 16 COMMERCIAL LOAN PORTFOLIO BY MARKET SEGMENT AS OF DECEMBER 31, 2012 $ in millions Manufacturing $57.5 15% Wholesale Trade $35.0 9% Retail Trade $28.7 8% Real Estate, Rental & Leasing $118.4 32% Professional, Scientific & Technical $29.1 8% Educational & Health Care $34.0 9% Arts, Entertainment & Recreation $29.2 8% Other $39.9 11% Slide 17 17 GRANULARITY OF COMMERCIAL LOAN RELATIONSHIPS AS OF DECEMBER 31, 2012 > $6 Million & < $15 Million $188.4 Million 51% Over $15 Million $61.7 Million 16% Under $6 Million $121.8 Million 33% Slide 18 Dec 31, 2012 Dec 31, 2011 Allowance for loan losses as a 1.31% 1.40% percentage of total loans Nonperforming loans as a 0.51% 0.53% percentage of total loans Nonperforming assets as a 0.31% 0.32% percentage of total assets 18 CONSISTENTLY STRONG CREDIT QUALITY Slide 19 TECHNOLOGY ?We're leveraging technology to fulfill our customers needs for alternative ways to bank. ?2nd Quarter 2012 - A new App for iPad, iPhone and Droid phones. ?Easier login to Mobile Banking and a map function for locating and getting directions to Bank branches. ?Customers can also view account balances and transaction history, transfer money between accounts and pay bills all from their smartphone mobile devices.19 Slide 20 20 EFFECTIVELY LEVERAGING CAPITAL SHAREHOLDERS' EQUITY TO ASSETS 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2007 2008 2009 2010 2011 2012 27.56% 23.44% 20.76% 17.85% 17.34% 14.50% Slide 21 21 STABLE AND CONSISTENT NET INTEREST MARGIN FULLY TAXABLE EQUIVALENT BASIS 1.00% 1.50% 2.00% 2.50% 3.00% 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 2.64% 2.64% 2.55% 2.58% 2.52% 2.47% Slide 22 22 CONSERVATIVE SECURITIES PORTFOLIO AS OF DECEMBER 31, 2012 $ in millions GSE Mortgage Backed Securities $458.8 73.8% Massachusetts Municipal Bonds $40.8 6.6% Government Sponsored Enterprise Debt $62.1 10.0% Equity Securities $7.5 1.2% Corporate Bonds $52.3 8.4% Slide 23 23 STRONG UNDERLYING CREDIT IN SECURITIES PORTFOLIO AS OF DECEMBER 31, 2012 81.8% 0.2% 14.1% 1.5% 0.9% 1.5% Treasury/Agency AAA AA & A Less than A Split Ratings Not Rated Slide 24 ?Fund organic growth. ?Repurchase shares of our common stock. ?Pay dividends to shareholders. ?Finance acquisitions. 24 CAPITAL MANAGEMENT We try to effectively balance leveraging our capital to earn a return on our shareholders' investment versus returning the capital dollar-for-dollar in repurchases and dividends A COMBINATION OF FOUR INITIATIVES Slide 25 In December 2012, the Board of Directors authorized our current repurchase program of 2.4 million shares, or 10% of shares outstanding. Approximately 1.4 million shares were purchased under this program as of 12/31/12. 25 CAPITAL MANAGEMENT CUMULATIVE RETURN OF CAPITAL SINCE SECOND STEP CONVERSION $0$25,000 $50,000 $75,000 $100,000 $125,000 $150,000 2007 2008 2009 2010 2011 2012 12,075 30,020 44,615 58,910 73,215 83,936 - 10,483 24,173 40,300 50,371 82,102 Dividends Repurchases Percentages at top of bars represent cumulative return of capital via dividends and repurchases as a percentage of net proceeds from second step conversion. 12,075 7.0% 40,503 23.6% 68,788 40.1% 99,210 57.8% 123,586 72.0% 166,038 96.7% Slide 26 26 DIVIDEND HISTORY $0.00 $0.20 $0.40$0.60 2007 2008 2009 2010 2011 2012 $0.20 $0.20 $0.20 $0.22 $0.24 $0.24 $0.20 $0.40 $0.30 $0.30 $0.30 $0.20 Regular dividends Special dividends 2007 2008 2009 2010 2011 2012 Regular dividends $0.20 $0.20 $0.20 $0.22 $0.24 $0.24 Dividend payout 71.4% 90.9% 111.1% 200.0% 109.1% 92.3% Dividend yield 2.1% 1.9% 2.4% 2.4% 3.3% 6.6% Total dividends $0.40 $0.60 $0.50 $0.52 $0.54 $0.44 Dividend payout 142.9% 272.7% 277.8% 472.7% 245.5% 169.2% Dividend yield 4.1% 5.8% 6.1% 5.6% 7.3% 12.2% Slide 27 27 DILUTED EARNINGS PER SHARE $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 2007 2008 2009 2010 2011 2012 $0.28 $0.22 $0.18 $0.11 $0.22 $0.26 Slide 28 * Source: SNL Financial 28 TOTAL RETURN PERFORMANCE * TWO YEAR TOTAL RETURN VERSUS SNL THRIFT INDEX (30.00) (25.00) (20.00) (15.00) (10.00) (5.00) 0.00 5.00 10.00 WFD SNL U.S. Thrift